EXHIBIT 10.10

Exhibit A to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Form of Promissory Note

EXHIBIT A, Cover Page

Exhibit A to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

NOTE

[$___________]		________________ __, 2002

              For value received, ELIZABETH ARDEN, INC., a Florida corporation (the "Borrower"), promises to pay to the order of ________________________ (the "Bank"), for the account of its Applicable Lending Office, $[__________] or, if less, the aggregate unpaid principal amount of the Bank's Loans to Borrower then outstanding under the Credit Agreement referred to below on the date or dates provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Administrative Agent, unless otherwise directed by the Administrative Agent.

              All Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Bank on a schedule attached hereto; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

              This note is one of the Notes referred to in the Second Amended and Restated Credit Agreement dated as of December 24, 2002 among Borrower, the banks listed on the signature pages thereof, and JPMorgan Chase Bank, as administrative agent and Fleet National Bank, as collateral agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

The Borrower hereby waives diligence, presentment, protest and notice of any kind whatsoever, other than notices expressly required by the Credit Agreement.

Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

              This Note evidences indebtedness previously evidenced by one or more of the promissory notes executed and delivered under the Original Credit Agreement (the "Prior Notes"). This Note modifies in their respective entireties (to the extent of the indebtedness evidenced hereby) the Prior Notes, but does not extinguish the indebtedness evidenced thereby which is continued under the terms hereof.

ELIZABETH ARDEN, INC.

By:	________________________________________
Name:	________________________________________
Title:	________________________________________

NOTE, Page 2

Exhibit A to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Exhibit B to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Form of Opinion of Weil, Gotshal & Manges, LLP, counsel for the Borrower and the Guarantors

EXHIBIT B, Cover Page

Exhibit B to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

December 24, 2002

To each of the Banks party
to the Second Amended and
Restated Credit Agreement, dated
as of the date hereof, among
Elizabeth Arden, Inc., the Banks
party thereto, JPMorgan Chase Bank, as
Administrative Agent, Issuing Bank
and Swingline Lender, and
Fleet National Bank, as Collateral
Agent for the Banks

Ladies and Gentlemen:

                We have acted as counsel to Elizabeth Arden, Inc. (the "Company"), a Florida corporation, FD Management, Inc. ("FD Management"), a Delaware corporation and wholly-owned subsidiary of the Company, DF Enterprises, Inc. ("DF Enterprises"), a Delaware corporation and wholly-owned subsidiary of the Company, and Elizabeth Arden International Holding, Inc., formerly FFI International, Inc. ("International"; collectively with FD Management and DF Enterprises, the "Subsidiaries" and, the Subsidiaries, collectively with the Company, the "FFI Entities"), a Delaware corporation and wholly-owned subsidiary of the Company, in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the Second Amended and Restated Credit Agreement (the "Agreement"), dated as of the date hereof, among the Company, as Borrower, the Banks named therein, JPMorgan Chase Bank, as Administrative Agent, Issuing Bank and Swingline Lender (the "Administrative Agent"), and Fleet National Bank, as Collateral Agent (the "Collateral Agent"). Capitalized terms defined in the Agreement and used (but not otherwise defined) herein are used herein as so defined.

                In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Agreement and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the FFI Entities, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In connection thereof, we have examined:

(1) the Agreement and the Notes executed pursuant to the Agreement;

(2) the Articles of Incorporation, or Certificate of Incorporation, as the case may be, of each FFI Entity (the "Articles");

(3) the Bylaws of each FFI Entity (collectively with the Articles, the "Governing Documents"); and

(4) the Indentures.

                In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the FFI Entities and upon the representations and warranties of the FFI Entities contained in the Agreement. As used herein, "to our knowledge" and "of which we are aware" mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Agreement.

FORM OF BORROWER'S COUNSEL'S LEGAL OPINION, Page 4

Exhibit B to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                (1)   The Company is a corporation validly existing under the laws of the State of Florida and its status is active. Based solely upon a review of good standing certificates issued by the Secretary of State of the States of Connecticut, New York, New Jersey and Pennsylvania (the "Foreign Jurisdictions"), the Company is in good standing and qualified to do business as a foreign corporation in the Foreign Jurisdictions. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                (2)   Each of the Subsidiaries is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                (3)   Each of the FFI Entities has all requisite corporate power and authority to execute and deliver the Agreement and the Notes to which it is a party and to perform its obligations thereunder. The execution, delivery and performance of the Agreement and the Notes by each of the FFI Entities party thereto have been duly authorized by all necessary corporate action on the part of each such FFI Entity. The Agreement and each Note have been duly and validly executed and delivered by each of the FFI Entities party thereto and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding obligations of the FFI Entities party thereto, enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto, and (B) no opinion is expressed with respect to Section 9.04(a) of the Agreement relating to sharing of set-offs.

                (4)   The execution and delivery by each of the FFI Entities of the Agreement and the Notes to which it is a party and the performance by each such FFI Entity of its obligations thereunder (a) will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Governing Documents of such FFI Entity, (ii) any of the terms, conditions or provisions of the Indentures, the Company's 8.5% Subordinated Debentures or any other material document, agreement, contract or instrument to which any of the FFI Entities is a party or by which any of the FFI Entities is bound of which we are aware, (iii) any New York, Florida, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion) or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such FFI Entity of which we are aware; and (b) do not require the consent of the holders of the Senior Notes under the Indentures.

                (5)   No consent, approval, waiver, license or authorization or other action by or filing with any New York, Florida, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by any FFI Entity of the Agreement or the Notes to which it is a party, the consummation by such FFI Entity of the transactions contemplated thereby or the performance by such FFI Entity of its obligations thereunder, except for (a) such consents, approvals, waivers, licenses or authorizations or other actions the failure of which to obtain or make would not have a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on any of the Financing Transactions, (b) such as have been made or obtained, and (c) federal and state securities or blue sky laws, as to which we express no opinion in this paragraph.

                (6)   To our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against any FFI Entity that relates to any of the transactions contemplated by the Agreement.

FORM OF BORROWER'S COUNSEL'S LEGAL OPINION, Page 2

Exhibit B to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

                The opinions expressed herein are limited to the laws of the State of Florida, the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

                The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

FORM OF BORROWER'S COUNSEL'S LEGAL OPINION, Page 3

Exhibit B to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

EXHIBIT C to Sixth Amendment to Second Amended and Restated Credit Agreement Form of Borrowing Base Certificate

Exhibit C

Exhibit C to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

Borrowing Base Certificate

Previously Faxed: Yes No (circle one)

Company Name: ELIZABETH ARDEN, INC.	As of [ ENTER DATE]

Accounts Receivable

1.	Total Accounts Receivable per attached aging		$________

2.	Less: Ineligible Accounts Receivables of Borrower

	Consignment or similar sales	$________________
	Evidenced by chattel paper or note	$________________
	Insolvent or bankrupt account debtor	$________________
	Foreign account debtor	$________________
	In controversy	$________________
	Not subject to the Collateral Agent's lien	$________________
	Subject to other liens	$________________
	120 days past invoice	$________________
	Government accounts	$________________
	Affiliate or related party	$________________
	50% Cross Aging Exclusion	$________________
	Not payable in Dollars	$________________
	Accounts excluded by Administrative Agent	$________________
	Amount of Contra Accounts and other offsets	$________________
	15% concentration exclusion	$________________

3.	Total Ineligibles		($_________)

	Eligible Accounts Receivable (line 1 minus line 3)		$__________

5.	Accounts Receivable Advance Rate		85%

6.	Accounts Receivable Availability (Line 4 x Line 5)	(A)	$
=========

Exhibit C to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

Finished Goods Inventory; Packaged
1.	Cost of total packaged finished goods		$__________

2.	minus ZUG Allocation		$(_________)

3.	Total (1 minus 2)		$__________

4.	Net liquidation value as a percentage of gross		__________%

5.	Net liquidation value (line 3 x line 4)		$__________

6.	85% of net liquidation value (.85 x line 5)	(B)	$
=========

Finished Goods Inventory; Un-packaged
1.	Cost of total un-packaged finished goods		$__________

2.	minus ZUG Allocation		$(_________)

3.	Total (1 minus 2)		$__________

4.	Net liquidation value as a percentage of gross		__________%

5.	Net liquidation value (line 3 x line 4)		$__________

6.	85% of net liquidation value (.85 x line 5)	(C)	$
=========

Raw Material Inventory
1.	Cost of raw material and work-in- process		$__________

2.	minus ZUG Allocation		$(_________)

3.	Total (1 minus 2)		$__________

4.	Net liquidation value as a percentage of gross		__________%

5.	Net liquidation value (line 3 x line 4)		$__________

6.	85% of net liquidation value (.85 x line 5)	(D)	$
=========

Exhibit C to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

Gift Inventory

1.	Cost of gift inventory consisting of gifts to be given with purchased merchandise in the ordinary course of Borrower's business or as promotional merchandise in the ordinary course of business	$__________

2.	minus ZUG Allocation	$(_________)

3.	Total (1 minus 2)	$__________

4.	Net liquidation value as a percentage of gross	__________%

5.	Net liquidation value (line 3 x line 4)	$__________

6.	85% of net liquidation value (.85 x line 5)	$__________

7.	Lesser of line 4 or $500,000		(E)	$

Exhibit C to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

AVAILABLE COLLATERAL SUMMARY
A/R Availability (A):	$__________
Plus: Inventory Availability (B+C+D+E)	$__________
Plus: TEMPORARY INCREASE $25,000,000	$__________
Plus: Cash collateral pledged	$__________
Less: Availability Reserves:	$(_________)

BORROWING BASE:		$__________

TOTAL AVAILABILITY (Lesser of Commitment or Borrowing Base)		$__________
Committed EXPOSURE:

Swingline Loans	$__________
Other Loans	$__________
Letter of Credit Exposure	$__________
Other Obligations	$__________
TOTAL		$(_________)

BORROWING AVAILABILITY (Total Availability--Committed Exposure):		$
=========

This Borrowing Base Certificate is delivered by the undersigned to JPMorgan Chase Bank, N.A. in its capacity as Administrative Agent (the "Agent") pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 24, 2002 (as amended, the "Agreement") among the undersigned, the Agent, Fleet National Bank as collateral agent and certain other parties named therein. Terms defined by the Agreement are incorporated herein by reference where applicable. The undersigned represents and certifies that this Borrowing Base Certificate is true and correct in every respect and that all existing Accounts and Inventory, referenced above for inclusion in the Borrowing Base, represent Eligible Accounts Receivables and Inventory of the type described in accordance with the definitions set forth in the Agreement. The undersigned warrants that all collections received or credits allowed on Accounts reported on previous Borrowing Base Certificates have been duly and regularly entered to the credit of the respective account debtors on the books and records of the undersigned and that all collections have been remitted and that all credits have been reported to date to the Administrative Agent as required by the Agreement. In the event of any conflict between the terms of this Borrowing Base Certificate and the Agreement, the terms of the Agreement shall control.

ELIZABETH ARDEN, INC.

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

Exhibit C to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

Exhibit D to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Form of Consent and Subordination Agreement

EXHIBIT D, Cover Page

Exhibit D to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

CONSENT SUBORDINATION AGREEMENT

This Consent and Subordination Agreement, entered into as of the ___ day of ___________, 200_ by and among FLEET NATIONAL BANK, a national banking association, as Collateral Agent ("Agent"), and ELIZABETH ARDEN, INC., a Florida corporation ("Borrower"), and _________________, a [_______________] ("Third Party").

              WHEREAS, Borrower has or may hereafter deliver items which constitute part of their inventory to premises owned or occupied by Third Party at ______________________________, _______, _______ (the "Premises");

              WHEREAS, Banks (as defined in that certain Second Amended and Restated Credit Agreement dated December 24, 2002 by and among the Borrower, JPMorgan Chase Bank, as Administrative Agent, the Agent and the Banks party thereto have provided to Borrower certain financial accommodations and as security for such accommodations Borrower and certain of its subsidiaries have previously granted Agent, a security interest in certain collateral including, without limitation, the inventory owned by the 7Borrower and certain of its subsidiaries and located on the Premises (the "Collateral");

NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

              1.   Third Party subordinates to Agent each and every right which Third Party now has or may hereafter have under the laws of the State of _______________ or any other state to obtain a lien on, set off against or to claim or assert title to any of the Collateral.

              2.   Third Party acknowledges that any claim or claims that the Agent has or may hereafter have against the Collateral by virtue of its security interest is superior to any lien or claim of any nature which Third Party now has or may hereafter have to the Collateral whether by statute, agreement or otherwise whether or not Agent has executed and timely filed financing statements evidencing its security interests in the Collateral.

              3.   Third Party agrees to keep the Collateral segregated (to the extent possible) from all of its property and property belonging to others. In the event the Collateral is co-mingled with other items of inventory, Third Party agrees to maintain the integrity of Collateral so as to be able, at all times, to identify and retrieve the Collateral.

              4.   At any time in accordance with the terms of any agreement evidencing any indebtedness, obligation or liability of Borrower to any of the Banks or their assigns, Agent may remove the Collateral from the Premises upon prior notice to Third Party, whenever Agent determines it is necessary or desirable to do so to protect their interests and without liability or accountability to Third Party therefore, except that Agent shall repair in a workmanlike manner at Bank's expense any damage caused to the Premises by the removal of the Collateral. Third Party agrees to grant Agent the right of entry at any reasonable time to remove the Collateral from their Premises.

              5.   Banks may, without affecting the validity of this Consent, extend the terms of payment of any indebtedness of Borrower to any of the Banks or alter the performance of any of the terms and conditions of Borrower's obligations to the Banks, without the consent of Third Party and without giving notice thereof to Third Party.

CONSENT SUBORDINATION AGREEMENT, Page 1

Exhibit D to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

6. Third Party agrees to give prior notice to Agent in the event Third Party intends to sell or transfer the Premises.

              7.   All notices, request, demands and other communications provided for hereunder shall be in writing, including facsimile transmission ("FAX") and mailed or delivered by overnight courier, or transmitted by FAX confirmed in writing mailed to the addressee, to the applicable party at the addresses indicated below:

If to Third Party:

_____________________________ _____________________________ _____________________________ _____________________________ _____________________________

If to Borrower:

Elizabeth Arden, Inc. 14100 N.W. 60th Avenue Miami Lakes, Florida 33014 Attention: Oscar Marina, General Counsel FAX No.: (305) 818-8020

If to Agent, as collateral agent:

Fleet National Bank 111 Westminster Street Providence, Rhode Island 02903 Attention: Doug Scala, Senior Vice President FAX No.: (401) 278-3328

With a copy to::

JPMorgan Chase Bank 2200 Ross Ave., 4th Floor Dallas, Texas 75201 Attention: Kevin Padgett FAX No.: (214) 965-4731

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon the earlier to occur of (a) the third day following deposit thereof in the United States mail, (b) twelve noon local time on the first business day following timely deposit thereof with an overnight courier services or (c) receipt by the party to whom such notice is directed.

CONSENT SUBORDINATION AGREEMENT, Page 2

Exhibit D to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

8. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties.

IN WITNESS WHEREOF, the parties hereto, through their duly authorized representatives, have executed this Consent as of the day and year first above written.

THIRD PARTY:

_____________________________________________

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

BORROWER:

ELIZABETH ARDEN, INC.

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

FLEET NATIONAL BANK, as collateral agent

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

CONSENT SUBORDINATION AGREEMENT, Page 3
Exhibit D to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

EXHIBIT E to Sixth Amendment to Second Amended and Restated Credit Agreement Form of Compliance Certificate

Exhibit E to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

COMPLIANCE CERTIFICATE Effective as of __________, 200_ (the "Effective Date") (last day of fiscal year or fiscal period, as applicable)

Reference is made to the certain Second Amended and Restated Credit Agreement dated as of December 24, 2002, among Elizabeth Arden, Inc. ("Borrower"), JPMorgan Chase Bank (now JPMorgan Chase Bank, N.A.), as Administrative Agent for the Banks as provided therein ("Administrative Agent"), and each of the Banks from time to time party thereto (as such agreement may be amended or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used this Compliance Certificate that are defined in the Credit Agreement, wherever used herein, shall have the same meanings as are prescribed by the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the Credit Agreement, the Credit Agreement shall control. The undersigned, duly appointed and acting authorized signatory of the Borrower, being duly authorized, hereby delivers this Compliance Certificate to Administrative Agent pursuant to Section 5.01 of the Credit Agreement.

1.	Borrower hereby delivers to Administrative Agent (check as applicable):

[__] Copies of the audited financial statements required by Section 5.01(a) for Borrower's fiscal year ending on the Effective Date.
[__] Copies of the financial statements required by Section 5.01(e) for the month end corresponding to the end of the Borrower's fiscal quarter ending on the Effective Date.

Such financial statements are complete and correct in all material respects and have been prepared in accordance with the requirements of the Credit Agreement.

2.	Exhibit "A" attached hereto sets forth the calculation of the Debt Service Pricing Ratio and the corresponding percentages for the Applicable Margin and Applicable Letter of Credit Fee.

3.

Exhibit "B" attached hereto sets forth the status of compliance with the covenant contained in Section 5.19 ("Minimum Quarterly Consolidated Debt Service Coverage Ratio"), as of the Effective Date, calculated for the applicable period as required by the Credit Agreement.

4.	The undersigned hereby states that (check as applicable):

[__] No Default exists as of the Delivery Date.
[__]

One or more Defaults have occurred or exist as of the Delivery Date. Included within Exhibit "C" attached hereto is a written description specifying each such Default or Event of Default, its nature, when it occurred, whether it is continuing as of the date hereof, and the steps being taken by the Borrower with respect thereto. Except as so specified, no Default exists as of the Delivery Date.

5.	The undersigned hereby states that all Material Subsidiaries that are required to be Guarantors by the terms of the Credit Agreement are Guarantors under the Guarantee Agreement.

Executed and delivered by the undersigned on ___________, 20___ (the "Delivery Date").

ELIZABETH ARDEN, INC.

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

Exhibit E to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

EXHIBIT "A"
to
COMPLIANCE CERTIFICATE
by
Elizabeth Arden, Inc.
Effective Date: ____________, 200_
Debt Service Pricing Ratio

The following is attached to and made a part of the above referenced Compliance Certificate:
The Debt Service Pricing Ratio calculated as of the fiscal quarter ending _________, 200_ was ___ to 1.0:

Cash Flow
(a)	Consolidated EBITDA	$	________
(b)	Capital Expenditures which were not financed with Indebtedness permitted under clauses clauses (vi), (vii) or (x) of the definition of Permitted Indebtedness	$	________
(c)	Cash taxes	$	________
(d)	Sum of (a) - (b) - (c)	$	________

Modified Debt Service
(e)	Consolidated Net Interest Expense	$	________
(f)	Regularly scheduled principal payments in respect of Indebtedness (excluding regularly schedule principal payments in respect of the 2006 Acquisition Indebtedness)	$	________
(g)	all cash dividends paid on stock
(h)	Sum of (e) + (f) + (g)	$	________

Debt Service Pricing Ratio = (d) / (h) = ____ to 1.0

Tier	Debt Service Pricing Ratio	LIBOR Loans	Base Rate Loans

I	Greater than 4.00:1.00	100.0	0.0

II	Less than or equal to 4.00:1.0 but greater than 3.00:1.00	125.0	0.0

III	Less than or equal to 3.00:1.00 but greater than 2.00:1.00	150.0	0.0

IV	Less than or equal to 2.00:1.00	175.0	0.0

	Based on the foregoing table:
(i)	Applicable Margin for LIBOR Loans	_____(bps)
(ii)	Applicable Letter of Credit Fee:	_____(bps)

Exhibit E to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

EXHIBIT "B" to COMPLIANCE CERTIFICATE by Elizabeth Arden, Inc. Effective Date: ____________, ____ Minimum Quarterly Debt Coverage Ratio
The following is attached to and made a part of the above referenced Compliance Certificate:

1.	Average Borrowing Base Capacity determination.

As of the Effective Date, is the Average Borrowing Base Capacity as calculated for the 30 day period then ended (as detailed on an attached schedule) equal to or less than (i) $25,000,000 as of any fiscal quarter ended during the period from and including June 1 to and including November 30 or (ii) $40,000,000 as of any fiscal quarter ended during the period from and including December 1 to and including May 31. Yes_______   No _______

If yes, Borrower must be in compliance with the Minimum Quarterly Debt Coverage Ratio below.

2.	Section 5.19 ("Minimum Debt Coverage Ratio").

The ratio of Cash Flow to Debt Service, calculated as of the Effective Date for the twelve month period ending on such date was ___ to 1.0 (as set forth below).

Cash Flow
(a)	Consolidated EBITDA	$	_________
(b)	Capital Expenditures which were not financed with Indebtedness permitted under clauses (viii), (ix) or (x) of the definition of Permitted Indebtedness	$	_________
(c)	Cash taxes	$	_________
(d)	Sum of (a) - (b) - (c)	$	_________

Debt Service
(e)	Interest Expense	$	_________
(f)	Regularly scheduled principal payments in respect of Indebtedness	$	_________
(g)	Dividends	$	_________
(h)	Sum of (e) + (f) + (g)	$	_________

Debt Service Ratio = (d) / (h) = ____ to 1.0
Credit Agreement requires that it be not less than 1.10 to 1.0.
Compliance?		Yes [ ]	No [ ]

Exhibit E to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

EXHIBIT "C" to COMPLIANCE CERTIFICATE by Elizabeth Arden, Inc. Effective Date: ____________, ____

Defaults

The following is attached to and made a part of the foregoing Compliance Certificate:

1.	As of the Delivery Date, each of the following instances of a Default has occurred (describe):

2.	Applicable Section(s) of Credit Agreement:

3.	Date of first occurrence:

4.	Check as applicable: The above referenced Default(s)

[__] continue(s) in existence on the Delivery Date
[__] do/does not continue to exist on the Delivery Date

5.	The following steps have been and are being taken with respect to the foregoing.

Exhibit E to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Sixth Amendment dated as of August 15, 2007.

Exhibit F to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Form of Assignment and Assumption Agreement

EXHIBIT F, Cover Page
Exhibit F to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

ASSIGNMENT AND ASSUMPTION

              This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

              For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	_______________________________________________________

2.	Assignee:	_______________________________________________________
[and is an Affiliate/Approved Fund of [identify Bank] (1)

3.	Borrower:	Elizabeth Arden, Inc., a Florida corporation

4.	Administrative Agent:	JPMorgan Chase Bank, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	Second Amended and Restated Credit Agreement dated as of December 24, 2002 among Borrower, the Banks parties thereto, as Administrative Agent, and the other agents parties thereto

(1) Select as applicable.

ASSIGNMENT AND ASSUMPTION AGREEMENT, Page 1

Exhibit F to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

6.	Assigned Interest:	__________________________________________________________
		Aggregate Amount of Commitment/Loans for all Banks	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans(2)

		$	$	%

Effective Date: _____________ __, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

ASSIGNEE

[NAME OF ASSIGNEE]

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

[Consented to and] (3) Accepted:

JPMorgan Chase Bank, as Administrative Agent

By:	________________________________
Name:	________________________________
Title:	________________________________

(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
(3) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

ASSIGNMENT AND ASSUMPTION AGREEMENT, Page 2

Exhibit F to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

[Consented to:] (4)

ELIZABETH ARDEN, INC.

By:	________________________________
Name:	________________________________
Title:	________________________________

(4) To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.

ASSIGNMENT AND ASSUMPTION AGREEMENT, Page 3

Exhibit F to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

ANNEX 1 (1) STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

              1.1   Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document (2), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

              1.2.   Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Bank, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (v) if it is a Foreign Bank (3), attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

              2.   Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

(1) Describe Credit Agreement at option of Administrative Agent.
(2) The term "Loan Document" should be conformed to that used in the Credit Agreement.
(3) The concept of "Foreign Lender" should be conformed to the section in the Credit Agreement governing withholding taxes and gross-up.

ANNEX 1 to Assignment and Assumption Agreement, Page 1

Exhibit F to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

              3.   General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

ASSIGNMENT AND ASSUMPTION AGREEMENT, Page 2

Exhibit F to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

EXHIBIT "G" to Fourth amendment TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT Increased Commitment Supplement

Exhibit G to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Fourth Amendment dated as of November 2, 2005.

INCREASED COMMITMENT SUPPLEMENT

            This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of ____________, ___ and entered into by and among ELIZABETH ARDEN, INC., a Florida corporation (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (the "Banks"), JPMORGAN CHASE BANK, N.A., as Administrative Agent for itself and certain other banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of December 24, 2002 (as amended, the "Credit Agreement"), by and among the Company, certain Banks and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrower and the Banks are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Commitments;

            WHEREAS, each Bank [party hereto and already a party to the Credit Agreement] wishes to increase its Commitment [, and each Bank, to the extent not already a Bank party to the Credit Agreement (herein a "New Bank"), wishes to become a Bank party to the Credit Agreement]; (1)

WHEREAS, the Banks are willing to agree to supplement the Credit Agreement in the manner provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.   Increase in Commitments. Subject to the terms and conditions hereof, each Bank severally agrees that its Commitment shall be increased to [or in the case of a New Bank, shall be] the amount set forth opposite its name on the signature pages hereof.

            Section 2.   [New Banks. Each New Bank (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered under Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it has, independently and without reliance upon the Administrative Agent, any other Bank or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Bank or any of their Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a "Bank" under the Credit Agreement and will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank.

(1) Bracketed alternatives should be included if there are New Banks.

Exhibit G to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Fourth Amendment dated as of November 2, 2005.

Section 3. Conditions to Effectiveness. Section 1 of this Supplement shall become effective only upon the satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Supplement; and

                 (b)   receipt by the Administrative Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Supplement and the other documents to be delivered hereunder.

            Section 4.   Representations and Warranties. In order to induce the Banks to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, Borrower represents and warrants to Administrative Agent and each Bank that (a) the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents (including this Supplement as a Loan Document) are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, except for such representations and warranties limited by their terms to a specific date and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default.

            Section 5.   Effect of Supplement. This Supplement constitutes a Loan Document. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent, and the Banks party hereto agree that the Credit Agreement as supplemented hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

            Section 6.   Applicable Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

            Section 7.   Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Banks and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Exhibit G to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Fourth Amendment dated as of November 2, 2005.

            Section 8.   ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ELIZABETH ARDEN, INC.

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

New Total Commitment: $___________________	JPMORGAN CHASE BANK, N.A., as the Administrative Agent

	By:	_____________________________________
	Name:	_____________________________________
	Title:	_____________________________________

	By:	_____________________________________
	Name:	_____________________________________
	Title:	_____________________________________

$___________________	[BANK]

	By:	_____________________________________
	Name:	_____________________________________
	Title:	_____________________________________

$___________________	[NEW BANK]

	By:	_____________________________________
	Name:	_____________________________________
	Title:	_____________________________________

Exhibit G to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Fourth Amendment dated as of November 2, 2005.

SCHEDULE 1.01 to EIGHTH amendment TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Commitments

Name of Bank	Commitments	Applicable Percentage

JPMorgan Chase Bank, N.A.	$ 79,687,500.00	24.519%
Bank of America, N.A.	70,312,500.00	21.635%
Wachovia Bank, National Association	43,750,000.00	13.462%
The CIT Group/Business Credit, Inc.	25,000,000.00	7.692%
U. S. Bank Business Credit	25,000,000.00	7.692%
National City Business Credit, Inc.	18,750,000.00	5.769%
Credit Suisse	12,500,000.00	3.846%
HSBC Business Credit (USA), Inc.	30,000,000.00	9.231%
HSBC Bank plc	20,000,000.00	6.154%
TOTAL	$325,000,000.00	100.000%

SCHEDULE 2.6 - Solo Page

Schedule 1.01 to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Eighth Amendment dated as of July 21, 2008.

Schedule 1.01(a) to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Existing Letters of Credit (As of December 16, 2002)

Beneficiary	Letter of Credit #	Expiry Date	Original Date	Balance Remaining

State of Florida	1046077	March 19, 2003	July 11, 1997	$254,527.00
Florida Power & Light Co.	RS1108804	December 15, 2003		33,010.00

TOTAL				$287,537.00

SCHEDULE 1.01(a), Solo Page

Schedule 1.01(a) to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Schedule 4.05 to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Litigation

1.

Adenat -- In December 2000, Borrower was named in a breach of contract action filed in the Ontario, Canada Superior Court of Justice by Adenat, Inc., a Canadian customer of Unilever. The action was filed against a number of Unilever affiliates, Borrower and several individuals, including officers of Unilever and Borrower. In August 2001, the plaintiff filed an amended complaint, which removed the individual defendants. The plaintiff claims that Unilever breached contractual obligations owed to the plaintiff and further alleges that Borrower interfered in that relationship. The plaintiff seeks to enjoin termination of the alleged distribution agreement by Unilever and seeks compensatory damages of Canadian $55 million against each of Unilever and Borrower, plus punitive damages of Canadian $35 million. Borrower believes that it will be entitled to indemnification from Unilever under the asset purchase agreement related to Borrower's purchase of the Elizabeth Arden assets to the extent Borrower incurs losses or expenses as a result of the actions taken by Unilever or its affiliates. We believe the claims lack merit as to our company and Borrower is vigorously contesting the matter.

SCHEDULE 4.05, Solo Page

Schedule 4.05 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Schedule 4.09 to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Subsidiaries

Domestic Subsidiaries
DF Enterprises, Inc. (1) FD Management, Inc. (2) RDEN Management, Inc. (3) Elizabeth Arden International Holding, Inc. Elizabeth Arden (Financing), Inc. Elizabeth Arden Travel Retail, Inc.

Foreign Subsidiaries

Elizabeth Arden (Puerto Rico), Inc.
Elizabeth Arden (Australia) PTY Ltd.
Elizabeth Arden (New Zealand) Limited
Elizabeth Arden (Switzerland) Holding S.a.r.l.
Elizabeth Arden (South Africa) PTY Ltd.
Elizabeth Arden (Canada) Limited

Elizabeth Arden GmbH (*)
Elizabeth Arden (Netherlands) Holding B.V.
Elizabeth Arden International S.a.r.l.

Elizabeth Arden (Export) Inc. (*)
Elizabeth Arden (Singapore) PTE Ltd. (*)
Elizabeth Arden Handels GmbH (*)
Elizabeth Arden (Italy) S.r.l. (*)
Elizabeth Arden Espana S.L. (*)
Elizabeth Arden (Denmark) ApS (*)
Elizabeth Arden (Sweden) AB (*)
Elizabeth Arden (Norway) AS (*)
Elizabeth Arden (UK) Ltd. (*)
Elizabeth Arden (Japan) K.K.(1)
Elizabeth Arden (Zug) GmbH
Elizabeth Arden Korea Yuhan Hoesa (4)

(1)  Elizabeth Taylor licenses
(2)  Elizabeth Arden trademarks
(3)  Elizabeth Arden domestic trademarks
(4)  Minority shareholder is Elizabeth Arden International Holding, Inc.

(*)  Agency for Elizabeth Arden International S.a.r.l.

SCHEDULE 4.09, Solo Page

Schedule 4.09 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Schedule 4.13 to Second Amendment to Credit Agreement REQUIRED LENDER PERCENTAGE

Lender	Commitment	Required Lender Percentage Held	Lenders Agreeing to Amendment (insert % from prior column if Lender signs this Amendment then total percentages in this column)

JPMorgan Chase Bank	$ 45,250,000.00	22.625%	22.625%
Fleet National Bank	$ 35,000,000.00	17.500%	17.500%
LaSalle Business Credit, Inc.	$ 25,000,000.00	12.500%	12.500%
U. S. Bank Business Credit	$ 20,000,000.00	10.000%	10.000%
General Electric Capital Corporation	$ 28,500,000.00	14.250%	14.250%
Wachovia Bank, National Association	$ 15,000,000.00	7.500%	7.500%
Siemens Financial Services, Inc.	$ 11,250,000.00	5.625%	5.625%
Credit Suisse First Boston	$ 10,000,000.00	5.000%	5.000%
The Provident Bank	$ 10,000,000.00	5.000%	5.000%

TOTAL	$200,000,000.00	100.000%	100.000%

SCHEDULE 4.13, Solo Page

Schedule 4.13 to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the Second Amendment dated as of June 2, 2004.

Schedule 4.14 to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Locations

SCHEDULE 4.14, Cover Page

Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(i) U.S., Puerto Rico and Canada Inventory Locations(*) (As of November 30, 2002)

Above $500,000 at Cost

Borrower Distribution Center 14100 NW 60 Avenue Miami Lakes, Florida		Borrower Sales Location 4450 San Pablo Avenue Everyville, California

Borrower Distribution Center 1751 Blue Hills Drive Roanoke, Virginia		Unilever Manufacturing Plant 108 Ganges Street Ganges Plaza Building Rio Piedras, Puerto Rico

CEI - Holmdel 2182 Route 35 South Holmdel, New Jersey		Puerto Rico Warehouse for Local Affiliate Campo Rico Ave./Corner 246 Kodak Building Carolina, Puerto Rico

CEI - Ridgefield 1135 Pleasantville Terrace W. Ridgefield, New Jersey		Brisar Industries 150 East 7 Street Patterson, New Jersey

CEI - Roanoke 4411 Plantation Road NE Roanoke, Virginia		Marketing Horizons, Inc. 440 Eagle Rock Avenue Roseland, New Jersey

Borrower Sales Location 1222 Sutter Street San Francisco, California

Under $500,000 at Cost

1342 Roanoke Boulevard (GENCO Building) Salem, Virginia	Corwood Labs, Inc. 55 Adams Avenue Hauppauge, New York	Dimensional Merchandising 86 North Main Street Wharton, New Jersey

3232 Hollins Road, NE (Singer Building) Roanoke, Virginia	Hewitt Soap 333 Linden Avenue Dayton, Ohio	San Mar Labs 4 Warehouse Lane Elmsford, New Jersey

Schedule 4.14, Page 1

Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

3030-3040 Nicholas Avenue (Manpower Building) Roanoke, Virginia	Kolmar Laboratories P. O. Box 71242 Chicago, Illinois	SLM Corporation 215 Davidson Avenue Somerset, New Jersey

Canadian Office 505 Apple Creek Blvd., #2 Markham, Ontario L3R 5B1	Le Papillon 120 Albamy Street New Brunswick, New Jersey	Raani 5401 W. 65 Street Bedford Park, Illinois

Belae Brands 240 Viceroy Road Concord, Ontario L4K 3N9	Private Label Cosmetics 20-10 Maple Avenue Fairlawn, New Jersey	Webcraft LLC P. O. Box 6023 North Brunswick, New Jersey

Lawrence Transportation 4655 Technology Drive Salem, Virginia 24153	Precision Techniques, Inc. 1169-1177 E. 152 Street Bronx, New York	Identipak 300 E. Beech Avenue McAllen, Texas

Lawrence Transportation 872 Lee Highway Roanoke, Virginia	Wallace Packaging 57-11 49 Place Maspeth, New York

Contract Filing, Inc. 10 Cliffside Drive Cedar Grove, New Jersey	Dimayo Packaging 65-B Industrial Road Lodi, New Jersey

(*) Additional inventory locations with small dollar amounts of inventory are not included as permitted by Section 4.14(i).

Schedule 4.14, Page 2
Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(ii) Location of Office (Other Than Sales Offices) or Place of Business of Borrower and Material Subsidiaries
1.	14100 NW 60 Avenue Miami Lakes, Florida 33014	(A)

2.	200 First Stamford Place Stamford, Connecticut 06902	(A)(C)

3.	1751 Blue Hills Drive Roanoke, Virginia 11482	(A)

4.	200 Park Avenue South New York, New York 10003	(A)

5.	12300 NW 32 Avenue Opa-Locka, Florida	(A)

6.	1222 Sutter Street San Francisco, California	(A)

7.	4450 San Pablo Avenue Emeryville, California	(A)

8.	1342 Roanoke Boulevard Salem, Virginia	(A)

9.	3232 Hollins Road, N.E. Roanoke, Virginia	(A)

10.	3030 - 3040 Nicholas Avenue Roanoke, Virginia	(A)

11.	300 Delaware Avenue - 9th Floor Wilmington, Delaware 19801	(B)

(A) (B) (C)	Borrower FD Management, Inc. and DF Enterprises, Inc. Elizabeth Arden International Holding, Inc.

Schedule 4.14, Page 3
Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(iii) Owned Real Property

1.	Warehouse and executive offices located at:

14100 NW 60 Avenue Miami Lakes, Florida 33014

Schedule 4.14, Page 4

Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(iv) Leased Real Property

Property Address		Record Owner (*)
1.	200 First Stamford Place Stamford, Connecticut 06902	First Stamford Place, LLC & Merrifield First Stamford LLC One Station Place, Stamford, CT 06902

2.	1751 Blue Hills Drive Roanoke, Virginia 11482	Arden Associates, LP 12 South Third Street Richmond, VA 23226

3.	200 Park Avenue South New York, New York 10003	200 Park South Associates, LLC 1140 Avenue of the Americas NY, NY 10036

4.	12300 NW 32 Avenue Opa-Locka, Florida	Smith Terminal Warehouse 12300 N.W. 32nd Avenue Miami, FL 33167

5.	1222 Sutter Street San Francisco, CA	1238 Sutter Street, LLC 1226 30th Avenue San Francisco, CA 94122

6.	4450 San Pablo Avenue Emeryville, CA	Emeryville Farms, LLC 126 30th Avenue San Francisco, CA 94122

7.	1342 Roanoke Boulevard Salem, VA	ROA Blvd., LLC - Wayne Newcomb P. O. Box 128 Goode, VA 24556

8.	3232 Hollins Road, N.E. Roanoke, VA	Hollins Road Warehousing, LLC 3330 Hollins Road, N.E. Suite 1A Roanoke, VA 24012

9.	3030 - 3040 Nicholas Avenue Roanoke, VA	2993 Lake Street San Francisco, CA 94121

10.	300 Delaware Avenue - 9th Floor Wilmington, DE 19801	EML Associates New York, NY

(*)	Based on Lessors' representations in lease documents.

Schedule 4.14, Page 5
Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(v) Jurisdictions Qualified to do Business

Florida New York Pennsylvania Maine Connecticut Virginia

Note:   The Borrower is in the process of qualifying to transact business in Illinois, Michigan, Nevada and Utah. The Borrower has a Certificate of Authority to do business in New Jersey, but the State of New Jersey claims that the Borrower has not filed its Annual Report in 1999 and 2000. The Borrower is in the process of taking corrective actions to ensure filings are current.

The Borrower has sales offices in several other states and will analyze its operations in each of those states to determine if it is necessary to qualify to transact business in any of those states.

Schedule 4.14, Page 6

Schedule 4.14 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Schedule 4.15 to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Licenses, Trademarks and Distribution Agreements

Schedule 4.15, Cover Page

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(a)(i) License Agreements

1.

Amended and Restated Exclusive Trademark License Agreement dated February 29, 1980, as amended July 29, 1992 and February 13, 1995, between Geoffrey Beene, Inc. (as Licensor), and SanofiBeaute (formerly known as Epocha Distributors) and French Fragrances, Inc. (as Licensee)..

Subject Matter: Grant of exclusive license to Licensee of certain trademarks including "Geoffrey Beene" and derivations thereof.

Termination Date/Renewal Option: The term of this Agreement expires in February 2025 and shall automatically be renewed for an additional 10-year period unless terminated by Licensee

2.	Trademark License, Manufacturing and distribution Agreement dated November 6, 1998 between Giorgio Beverly Hills, Inc. (as Licensor), and French Fragrances, Inc. (as Licensee).

Subject Matter: Grant of exclusive license to Licensee to manufacture, label, package, distribute, market and sell cosmetics and fragrances relating to certain licensed marks including "Wings" and "Giorgio Beverly Hills." Such license is exclusive to the United States and Puerto Rico.

Termination Date/Renewal Options: The term of this Agreement expires on December 31, 2003.

3.

License Agreement dated as of February 14, 1986, as amended January 26, 1989, March 20, 1990, June 28, 1990, August 3, 1999, October 26, 2000 and July 26, 2001, between The Elizabeth Taylor Cosmetics Company (as Licensor), Conopco, Inc., d/b/a Parfums International Ltd. and French Fragrances, Inc. (as Licensee).

Subject Matter: Grant of exclusive license to Licensee for the use of the mark "Elizabeth Taylor" worldwide in connection with the manufacture and distribution worldwide of women's fragrances, cosmetics and skin care products and men's colognes.

Termination Date/Renewal Options: The term of this Agreement expires on October 1, 2022 and may thereafter be extended by Licensee, at its sole option, for unlimited 20-year periods. Such extensions shall be automatic unless Licensee serves written notice of cancellation within 6 months of the expiration of any such 20-year period.

4.	License Agreement effective January 1, 2001 between Tristrata Technology, Inc. and Elizabeth Arden, Inc.

Subject Matter: Grants non-exclusive right to make, have made, use and sell any cosmetic and/or dermatologic preparation comprising glycolic acid and/or salts and lactic acid and/or its metallic salts for topical application to human skin for which licensee has made, or reserves the right to make, claims within the scope of Licensed Patent Rights under Borrower's marks (including Ceramide Time Complex Moisture Cream and Peel & Reveal) in the United States, its possessions and territories, Puerto Rico and U.S. military bases throughout the world.

Termination Date/Renewal Option: The agreement expires on the expiration of the last to expire of the Licensed Patent Rights unless earlier terminated under the agreement.

5.

The Borrower has certain license agreements with software vendors such as Geac/JBA International, American Software, Oracle and Manugistics to carry on its business. These agreements do not have any relationship to the Collateral.

Schedule 4.15, Page 1

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(a)(ii) Patent and Trademark List for Borrower and Guarantors

Patents:

As disclosed on the two page "Arden Patent Summary" delivered to the Administrative Agent on December 20, 2002, which summary is hereby incorporated by reference.

Trademarks:

As disclosed on the "Trademark List" dated Wednesday, December 18, 2002 delivered to the Administrative Agent consisting of 402 pages, which list is hereby incorporated by reference.

Schedule 4.15, Page 2
Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(a)(iii) Material United States Distribution Agreements

1.	Distribution Agreement dated June 17, 1994, as amended July 9, 1997, between Fairtrade S.A. and French Fragrances, Inc.

Subject Matter: Exclusive distribution rights in the U.S. for "Faconnable" products.

Termination Date/Renewal Option: The term is through June 2004 with automatic renewal for five-year terms unless either party terminates six months prior thereto.

2.

Distribution and License Agreement dated June 17, 1994, as amended February 1, 2000 and Exclusive License Agreement dated June 17, 1994, as amended February 1, 2000, between Les Parfums Ted Lapidus S.A. and French Fragrances, Inc.

Subject Matter: Grants exclusive distribution rights in the U.S. other than duty-free stores (first refusal rights for Cuba and Puerto Rico) for "Lapidus" products.

Termination Date/Renewal Options: The term is through June 2004 with automatic renewal for five-year terms unless either party terminates six months prior thereto.

3.	Distribution Agreement dated August 1, 2000, between Unilever Cosmetics International, Nautica Apparel, Inc., and French Fragrances, Inc.

Subject Matter: Grants exclusive right to manufacture, market and distribute fragrance, cosmetics and related products of the brands "Nautica Classic," "Nautica for Women," and Nautica Competition" in the United States, Canada and Puerto Rico.

Termination Date/Renewal Option: The term is through December 31, 2002, renewable for successive one-year periods unless either party terminates six months prior to the end of the applicable term. The parties are negotiating a one-year renewal through December 31, 2003.

4.	Agreement with Giorgio Beverly Hills, Inc. for Wings line listed in Schedule 4.15(a)(i).
Schedule 4.15, Page 3

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

(b) Matters Affecting Trademark and Patent Rights

1.

Sunflowers in Brazil - Borrower has a Co-existence/License Agreement with a company called Alume Cosmeticos with regard to the use of the trademark Sunflowers in Brazil. Borrower is authorized to use the term Sunflowers combined with the trademark Elizabeth Arden. In addition to a fee of US$30,000 paid on March 2002 and to be paid on March 2007, Borrower pays Alume Cosmeticos a royalty of 2% of net sales of Sunflowers products sold in Brazil. The agreement expires in March 2012.

2.

Green Tea in Italy and other territories - Unilever cleared the use of the Green Tea name worldwide on the basis that it is descriptive since the products contain green tea. In October 2000, Unilever received a letter from an Italian company named Kelemata which owns the trademark registration for Green Tea in Italy. Over the past two years, we have been in contact with Kelemata and their counsel on this matter. We agreed to change advertising in Italy on our products to reinforce the fact that the products use green tea as opposed to claiming trademark rights for green tea. Kelemata has also expressed an interest in our selling some of their goods internationally. Our diligence shows Kelemata has trademark registrations for Austria, Switzerland, Germany, Spain, France and Benelux and, in 2001, obtained a supplemental registration, which is a lesser form of trademark registration, for Green Tea in the U.S. We have not heard Kelemata on the Italian issue for over a year.

3.

Unbound in Europe - A German company named Mulhens, which is affiliated with Wella filed an international application for Unbound in Europe which apparently predated our European Community application. We have been in negotiations with Muhlens to provide us a license to use the name for sales of our Unbound products in Europe. Unbound is a fragrance in our Halston line.

4.

Borrower has a perpetual royalty-free license to use the Good Morning trademark in certain territories where Unilever retained the trademark. Borrower has a royalty-free license agreement to use the Black Pearl trademark in the U.S. in conjunction with Elizabeth Taylor. Borrower also has a perpetual royalty-free license to use certain patents which are owned by Unilever and which were used in both Unilever and Elizabeth Arden products.

5.

From time to time, Affiliates file oppositions to trademark applications which are deemed to be confusingly similar to their trademark registrations. In addition, from time to time Affiliates receive oppositions from third parties or office actions from trademark offices worldwide relating to pending trademark and patent applications. Examples where the applications for trademark registrations have not been approved include, but are not limited to, Good Night's Sleep in Indonesia and Good Morning in the U.S. Borrower and its Affiliates do not believe that any of those oppositions or office actions, if adversely determined, are likely to have a Material Adverse Effect. A list of oppositions as of December 17, 2002 is included in this Schedule 4.15.

Schedule 4.15, Page 4

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

6.

Borrower, through its Affiliates, routinely files trademark applications for new trademarks after clearing the trademark for use in the important territories where new products will be launched. In addition, Borrower, through its Affiliates, routinely abandons trademarks and patents not currently used in its business. The aggregate effect of any of such abandonments will not have a Material Adverse Effect.

7.

Borrower licenses the Elizabeth Arden and Red Door trademarks and trade names worldwide to Essanelle (through 2020) for their use in beauty spas and salons. Borrower also licenses the Elizabeth Arden trademarks worldwide to Eyewear Designs Limited (through 2005) for their use in eyeglass frames. Borrower licenses one or more of its patents to Mystic Tan (through duration of patents) and Topix (through 2003). Royalties under these licenses are not material to Borrower's results of operations.

Schedule 4.15, Page 5
Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Pending Oppositions as of December 17, 2002

ARGENTINA

MILLENIUM v. MILENIUM Application no. 2217035 in the name of Clinsy S.A.-applicants were officially notified on September 4, 2001 and had until September 4, 2002 in which to respond. Counsel advised that they would check with the Trademark Office to determine whether the application had been abandoned. Will proceed to follow up.

BRAZIL
DIAMONDS AND SAPPHIRES v. SAPHIRUS PHARFUMS of Petit Marie Comercio De Products Quimicos Limitada-status pending.

ELIZABETH TAYLOR'S PASSION v. PASSION in the name of Passion Conf. E. Comn. De Art De Cama Mesa E Banho-status pending.

ELIZABETH TAYLOR'S PASSION v. ELIZABETH TAYLOR Signature in the name of Perfumaria Chamma Ltda.-recently filed-status pending.

ELIZABETH TAYLOR v. ELIZABETH TAYLOR in the name of Perfumaria Chamma Ltda.-status pending.

ELIZABETH TAYLOR'S PASSION v. PASSIONE in the name of Vargas Reengenharia Industrializa Com. Ltda.-status pending.

ELIZABETH TAYLOR'S PASSION v. PASSION in the name of Tecnofarma Ltda.-status pending.

ELIZABETH TAYLOR'S PASSION v. PASSION of IB Cosmeticos Ltda.-status pending.

ELIZABETH TAYLOR'S PASSION v. PASSIONE in the name of Gislaine Zorzin-status pending.

LIP LIP HOORAY v. IP LIP in the name of Pacific Corporation-status pending.

MILLENIUM v. GIOVANNA MILLENIUM in the name of Giovanna Baby Industria e Comercio Ltda.-status pending.

MILLENIUM v. MILLENIUM in the name of Chemie Industria E Comercio Ltda.-status pending.

SUNFLOWERS v SOFLOWER in the name of Kenko Zoushin Kenkyukai Corporation-status pending.

TRUE LOVE v. TRUE in the name of Eoco, Inc.-Co-Existence agreement was prepared. No indication in file whether it had been finalized.

CANADA
ELIZABETH TAYLOR'S PASSION v. FEVER THE ALTERNATIVE TO ELIZABETH TAYLOR'S PASSION in the name of Westport Lab, Inc.-status pending.

SENSUAL v. SENSUAL in the name of Steven Bailey-status pending.

Schedule 4.15, Page 6

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

CHILE
DIAMONDS AND RUBIES v. DIAMOND in the name of Diamond Shamrock Corporation-status pending.

DIAMONDS AND EMERALDS v. DIAMOND in the name of Diamond Shamrock Corporation-status pending.

CHINA
SUNFLOWERS v. SUNFLOWER in the name of Kuangpao Shoe Material Company Limited-status pending.

ELIZABETH ARDEN v. ARDEN in Chinese Characters in the name of Jingyi Chemical Enterprises Limited-awaiting decision.

MILLENIUM v. MILLENNIUM Application no. 1488302 in the name of Kimberich Investment Ltd.-status pending.

COLUMBIA
HALSTON v. HALSTON in the name of Confecciones de Cuero y Cia Ltda-status pending.

TOP MILENIO by Detergentes S.A. v. MILLENIUM ENERGIST in the name of Unilever N.W.-recently answered the opposition. Awaiting response from opposer.

CROATIA
BLACK PEARLS v. PERLA PC COLLECT-LANG in the name of Distex-status pending.

EUROPEAN COMMUNITY
MILLENIUM v. MILLENIUM MAGIC OF ADD in the name of Mikkelsen ApS-cooling off period.

MILLENIUM v. MM MILLENIUM in the name of Wolfgang Berger-status pending.

UNBOUND opposition filed in the name of Mulhens GMBH & Co. KG-presently discussing a license to use. As such, requested another extension.

FRANCE
MILLENIUM v. CLASSIC MILLENIUM in the name of Cheng-Wei Chang-status pending.

MILLENIUM v. MILLENNIUM FRAGRANCE INTERNATIONAL in the name of Millenium Fragrance International-status pending.

MILLENIUM v. MILLENNIUM HOPE in the name of Jivago Couture International-status pending.

GERMANY
MILLENIUM v. MM MILLENIUM in the name of Bastian Hens-status pending.

WHITE DIAMONDS v. DIAMOND PARFUMS in the name of Schimon Rozanski-deadline in which to either file response or decide to come to an amicable settlement. Deadline is March 3, 2003.

Schedule 4.15, Page 7

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

HONDURAS
ELIZABETH TAYLOR'S PASSION v. PASION MAGICA in the name of Comercial E Inversiones Galaxia S.A.-status pending.

INDIA
Use of ARDEN by Selection Centre, Bombay Cosmetics & Dahiy Cosmetics-negotiations regarding phasing out use of the ARDEN Trademark pending.

INDONESIA
MILLENIUM v. MILLINIUM in the name of Benyamin Hartono Limbert-status pending.

Sale of Counterfeit ELIZABETH ARDEN Spectales by Optik Anggun-status pending.

IRAN
ELIZABETH ARDEN v. ARDEN in the name of Sherkat Pars Hayan Bamasooliet Mahood-status pending.

NETHERLANDS
ELIZABETH ARDEN v. ELIZABETHARDEN.NI in the name of Space C.V.

PANAMA
ELIZABETH TAYLOR'S PASSION v. PASSION in the name of Nacional Quimica, S.A.-status pending.

PARAGUAY
RED DOOR v. RED DOOR in the name of Chen Tung Yao-requested a declaration of abandonment of the trademark-status pending.

PERU
DAILY DEFENSE MOISTURE LOTION-request for consent by Clairol Incorporated. Possible granting a letter of consent and agreeing to co-existence limited to Peru-matter pending.

ELIZABETH ARDEN v. ELIZABETH in the name of Reynaldo Augusto Temple-status pending.

WHITE SHOULDERS v. WHITE ONE in the name of Miguel Galvez-status pending.

SOUTH AFRICA
ADVANCED ENERGIZING EXTRACT v. ALMAY ENERGISING in the name of Revlon (Suisse) S.A.-status pending.

EA v. EAS in class 5 in the name of Natural Supplement Association Inc.-status pending.

SLEEK v. SLEEK in the name of Sleek International Limited-possible co-existence agreement. According to our records, this mark has been discontinued.

SPAIN
DIAMONDS AND SAPPHIRES v. DIAMOND in the name of Diamond Shamrock Corporation-status pending.

Schedule 4.15, Page 8

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

ELIZABETH TAYLOR'S PASSION v. PASION ROMANTICA (ROMANTIC PASSION)-status pending.

TAIWAN
ELIZABETH ARDEN Misrepresentation of ELIZABETH ARDEN and Possible Counterfeit of ELIZABETH ARDEN BAGS-status pending.

SUNFLOWERS v. SUNFLOWER in the name of C. H. Wu Zhi-Hong-status pending.

THAILAND
ELIZABETH ARDEN 5th AVENUE v. REDKEN 5th AVENUE in the name of L'Oreal-status pending.

UNITED KINGDOM
Internet conflicts regarding the following:

ELIZABETH ARDEN v. ELIZABETHARDENONLINE.COM in the name of Alphaomegahealth.Com
ELIZABETH ARDEN v. ELIZABETHARDEN.CO.UK in the name of Nicholas Hotchen
ELIZABETH ARDEN v. ELIZABETH-ARDEN.NET in the name of Argentina Web Design
ELIZABETH ARDEN v. ELIZABETH-ARDEN.COM in the name of Parma
ELIZABETH TAYLOR v. ELIZABETH-TAYLOR.COM in the name of Lovearth
ELIZABETH TAYLOR v. ELIZABETH-TAYLOR.CO.UK in the name of Airmill Limited Status pending.
ELIZABETH TAYLOR'S PASSION v. RUMOURS in the name of French Perfumery Co, Ltd. Passing-off (unfair competition) in the U.K. Status pending.

Schedule 4.15, Page 9

Schedule 4.15 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Schedule 4.15(a)(i) License Agreements

1.

Amended and Restated Exclusive Trademark License Agreement dated February 29, 1980, as amended July 29, 1992 and February 13, 1995, between Geoffrey Beene, Inc. (as Licensor), and SanofiBeaute (formerly known as Epocha Distributors) and French Fragrances, Inc. (as Licensee).

Subject Matter: Grant of exclusive license to Licensee of certain trademarks including "Geoffrey Beene" and derivations thereof.

Termination Date/Renewal Option: The term of this Agreement expires in February 2025 and shall automatically be renewed for an additional 10-year period unless terminated by Licensee.

2.

License Agreement dated as of February 14, 1986, as amended January 26, 1989, March 20, 1990, June 28, 1990, August 3, 1999, October 26, 2000, July 26, 2001 and March 31, 2003, between The Elizabeth Taylor Cosmetics Company (as Licensor), Conopco, Inc., d/b/a Parfums International Ltd. and French Fragrances, Inc. (as Licensee).

Subject Matter: Grant of exclusive license to Licensee for the use of the mark "Elizabeth Taylor" worldwide in connection with the manufacture and distribution worldwide of women's fragrances, cosmetics and skin care products and men's colognes.

Termination Date/Renewal Options: The term of this Agreement expires on October 1, 2022 and may thereafter be extended by Licensee, at its sole option, for unlimited 20-year periods. Such extensions shall be automatic unless Licensee serves written notice of cancellation within 6 months of the expiration of any such 20-year period.

3.	License Agreement effective January 1, 2001 between Tristrata Technology, Inc. (as Licensor) and Elizabeth Arden, Inc. (as Licensee).

Subject Matter: Grants non-exclusive right to make, have made, use and sell any cosmetic and/or dermatologic preparation comprising glycolic acid and/or salts and lactic acid and/or its metallic salts for topical application to human skin for which licensee has made, or reserves the right to make, claims within the scope of Licensed Patent Rights under Borrower's marks (including Ceramide Time Complex Moisture Cream and Peel & Reveal) in the United States, its possessions and territories, Puerto Rico and U.S. military bases throughout the world.

Termination Date/Renewal Option: The agreement expires on the expiration of the last to expire of the Licensed Patent Rights unless earlier terminated under the agreement.

4.	Term Sheet dated February 3, 2004 between Britney Brands, Inc. (as Licensor) and Elizabeth Arden, Inc. (as Licensee) to enter into an Exclusive License Agreement.

Subject Matter: Grants exclusive license to Licensee to manufacture, distribute, market, advertise and sell fragrance, cosmetic and skin care products worldwide under the marks "BRITNEY" and "BRITNEY SPEARS."

Termination Date/Renewal Option: The term of this Agreement expires on December 31, 2009. Licensee has the right to renew the Agreement for one (1) additional five (5) year term unless the Agreement has been earlier terminated.

5.

The Borrower has certain license agreements with software vendors such as Geac/JBA International, American Software, Oracle and Manugistics to carry on its business. These agreements do not have any relationship to the Collateral.

SCHEDULE 4.15(a)(i), Solo Page

Schedule 4.15(a)(i) to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the First Amendment dated as of February 25, 2004.

Schedule 4.19 to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Lockbox Accounts

Description	Purpose	Bank Acct. #	ABA

Fleet Block Acct. (Stamford)	A/R Customer Deposits for Prestige and Mid-Tier Transit to credit line	*	0115-00010

Fleet Lockbox Acct. (Stamford)	A/R Customer Deposits for Mass	9429126651	0115-00010

Fleet Checking (Stamford)	Customer Deposits for Warehouse Sales	9429160892	0115-00010

Fleet Block & Lockbox (Miami Lakes)	A/R for Miami Lakes Customer & Misc. Deposits	*	0115-00010

* Confidential portions omitted and filed separately with the Commission.

SCHEDULE 4.19, Page 1

Schedule 4.19 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.

Schedule 5.09 Permitted Investments

1.            In May 2002, Borrower provided a loan to its President and Chief Executive Officer in the principal amount of $500,000, which matures on March 31, 2005. This loan replaced earlier loans made by Borrower to its President and Chief Executive Officer for payment of certain Canadian tax liabilities resulting from his relocation to Florida in 1998. The principal balance of the loan was $400,000 as of December 24, 2002.

2. The following intercompany loans payable to Elizabeth Arden (Financing), Inc.

Affiliate	Acquisition Loans	Working Capital Loans

Elizabeth Arden (Canada) Ltd.		$ 311,279
Elizabeth Arden Korea YH	$ 730,225
Elizabeth Arden (Netherlands) B.V.		$ 1,015,705
Elizabeth Arden International Holding, Inc.	$ 28,380,263	$13,480,948
FD Management, Inc.	$125,613,276
DF Enterprises, Inc.	$ 47,207,282

GRAND TOTAL	$201,931,046	$14,807,932

SCHEDULE 5.09, Solo Page
Schedule 5.09 to Second Amended and Restated Credit Agreement dated as of December 24, 2002, as amended by the First Amendment dated as of February 25, 2004.

Schedule 5.10 to Elizabeth Arden, Inc. Second Amended and Restated Credit Agreement Liens

1.

Amended and Restated Mortgage and Security Agreement and Fixture Filing with Assignment of Leases and Rents dated June 5, 1996, recorded in the Official Records Book 17229, at Page 0915, of the Public Records at Miami-Dade County, Florida encumbering Borrower's Miami Lakes warehouse and office facility located at 14100 N.W. 60 Avenue, Miami Lakes, Florida 33014.

2.	The Senior Secured Notes are secured by a lien on certain Elizabeth Arden trademarks and certain equipment of Borrower located in the United States.

3.

Landlord liens securing the payment of rent under the leases set forth in Schedule 4.14(iv) encumbering Borrower's (or Affiliates') personal property at the demised premises. Borrower has obtained or will pursue obtaining Consent and Subordination Agreements for all of the leased properties described on Schedule 4.14(iv).

SCHEDULE 5.10, Solo Page

Schedule 5.10 to Second Amended and Restated Credit Agreement dated as of December 24, 2002.